Exhibit (11)


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated December 11, 1996 in this Registration Statement (Form N-1A No. 33-17604) of The Treasurer's Fund, Inc.




                                                     ERNST & YOUNG LLP


New York, New York
February 24, 1997


                                      II-7
170015.5